Exhibit 99.1

JOINT FILING AGREEMENT

In accordance with Rule 13d-1(k)(1)(iii) under the Securities Exchange Act of 1934, as amended, the persons named below agree to the joint filing on behalf of each of them of a Statement on Schedule 13D (including additional amendments thereto) with respect to the shares of Common Stock, $0.01 par value, of SeaWorld Entertainment, Inc., a Delaware corporation. This Joint Filing Agreement shall be filed as an Exhibit to such Statement.

Dated: June 15, 2020

Hill Path Capital Partners LP

By:	Hill Path Capital LP Investment Manager

By:	/s/ Scott Ross
	Name:	Scott Ross
	Title:	Managing Partner

Hill Path Capital Co-Investment Partners LP

By:	Hill Path Capital LP Investment Manager

By:	/s/ Scott Ross
	Name:	Scott Ross
	Title:	Managing Partner

Hill Path Capital Partners-H LP

By:	Hill Path Capital LP Investment Manager

By:	/s/ Scott Ross
	Name:	Scott Ross
	Title:	Managing Partner

Hill Path Capital Partners Co-Investment E LP

By:	Hill Path Capital LP Investment Manager

By:	/s/ Scott Ross
	Name:	Scott Ross
	Title:	Managing Partner

Hill Path Capital Partners Co-Investment E2 LP

By:	Hill Path Capital LP Investment Manager

By:	/s/ Scott Ross
	Name:	Scott Ross
	Title:	Managing Partner

Hill Path Capital Partners Co-Investment S LP

By:	Hill Path Capital LP Investment Manager

By:	/s/ Scott Ross
	Name:	Scott Ross
	Title:	Managing Partner

HEP Fund LP

By:	Hill Path Capital LP Investment Manager

By:	/s/ Scott Ross
	Name:	Scott Ross
	Title:	Managing Partner

HM Fund LP

By:	Hill Path Capital LP Investment Manager

By:	/s/ Scott Ross
	Name:	Scott Ross
	Title:	Managing Partner

HAT Fund LP

By:	Hill Path Capital LP Investment Manager

By:	/s/ Scott Ross
	Name:	Scott Ross
	Title:	Managing Partner

HAT Fund II LP

By:	Hill Path Capital LP Investment Manager

By:	/s/ Scott Ross
	Name:	Scott Ross
	Title:	Managing Partner

Hill Path Capital Partners GP LLC

By:	Hill Path Investment Holdings LLC Managing Member

By:	/s/ Scott Ross
	Name:	Scott Ross
	Title:	Managing Partner

Hill Path Capital Partners E GP LLC

By:	Hill Path Investment Holdings LLC Managing Member

By:	/s/ Scott Ross
	Name:	Scott Ross
	Title:	Managing Partner

Hill Path Capital Partners S GP LLC

By:	Hill Path Investment Holdings LLC Managing Member

By:	/s/ Scott Ross
	Name:	Scott Ross
	Title:	Managing Partner

HE GP LLC

By:	Hill Path Investment Holdings LLC Managing Member

By:	/s/ Scott Ross
	Name:	Scott Ross
	Title:	Managing Partner

HM GP LLC

By:	Hill Path Investment Holdings LLC Managing Member

By:	/s/ Scott Ross
	Name:	Scott Ross
	Title:	Managing Partner

Hill Path Investment Holdings LLC

By:	/s/ Scott Ross
	Name:	Scott Ross
	Title	Managing Partner

Hill Path Capital LP

By:	Hill Path Holdings LLC General Partner

By:	/s/ Scott Ross
	Name:	Scott Ross
	Title:	Managing Partner

Hill Path Holdings LLC

By:	/s/ Scott Ross
	Name:	Scott Ross
	Title:	Managing Partner

/s/ Scott Ross
Scott Ross

/s/ James P. Chambers
James P. Chambers